Exhibit 10.6
TRADEMARK LICENSE AGREEMENT
          TRADEMARK LICENSE AGREEMENT (“Agreement”), effective as of [     ], 2010 (the “Effective Date”), by Liberty Mutual Insurance Company, a Massachusetts stock insurance company (“Liberty”), and Liberty Mutual Agency Corporation, a Delaware corporation (“LMAC”).
          WHEREAS, Liberty is the indirect owner of a majority of the issued and outstanding Common Stock (as defined herein) of LMAC;
          WHEREAS, Liberty and/or its Affiliates are the owners of all right, title, and interest in the trademark, service mark, and domain name registrations and applications, and common-law marks set forth on Exhibit A hereto (as may be modified by Liberty from time to time pursuant to Section 3.4), and all related common-law rights and goodwill (the “Liberty Licensed Marks”);
          WHEREAS, LMAC and/or its Subsidiaries are the owners of all right, title, and interest in the trademark, service mark, and domain name registrations and applications, and common-law marks set forth on Exhibit B hereto (as may be modified by LMAC from time to time pursuant to Section 3.4), and all related common-law rights and goodwill (the “LMAC Licensed Marks”);
          WHEREAS, LMAC wishes to use the Liberty Licensed Marks in connection with the LMAC Business (as defined herein), and Liberty wishes to use the LMAC Licensed Marks in connection with the Liberty Business (as defined herein); and
          WHEREAS, Liberty and its Affiliates wish to grant LMAC a license to so use the Liberty Licensed Marks on the terms and conditions set forth in this Agreement, and LMAC and its Subsidiaries wish to grant Liberty a license to so use the LMAC Licensed Marks on the terms and conditions set forth in this Agreement;
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions.
          (a) “Action” shall have the meaning set forth in Section 6.1(b) of this Agreement.
          (b) “Agreement” shall have the meaning set forth in the first paragraph of this Agreement.
          (c) An “Affiliate” of, or a Person “Affiliated” with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified; provided that the term Affiliate (i) when used with regard to LMAC excludes Liberty and its Affiliates (other than the Subsidiaries of LMAC), and (ii) when used with regard to Liberty excludes LMAC and its Subsidiaries. The term “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and/or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.
          (d) “Applicable Law” means, with respect to any party, all provisions of laws, policies, circulars, notifications, statutes, ordinances, rules, regulations, permits or certificates issued by a government authority that are applicable to such party, its business or any of its assets or properties, and all judgments, injunctions, orders and decrees of all courts, arbitrators or government authorities in proceedings or actions in which such party is a party, or by which its business or any of its assets or properties is bound.
          (e) “Beneficially Own,” “Beneficially Owned” and “Beneficially Owning” shall mean beneficial ownership within the meaning of Rule 16a-1(a)(2) promulgated by the SEC under the Exchange Act.
          (f) “Businesses” means (i) with respect to LMAC, the LMAC Business, and (ii) with respect to Liberty, the Liberty Business.
          (g) “Common Stock” means, collectively, the Class A Common Stock and Class B Common Stock of LMAC and any other class or series of common stock of LMAC hereafter created.
          (h) “Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of LMAC.
          (i) “Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of LMAC.
          (j) “Dispute” shall have the meaning set forth in Section 7.1 of this Agreement.
          (k) “Effective Date” shall have the meaning set forth in the first paragraph of this Agreement.
          (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (m) “Infringement” shall have the meaning set forth in Section 6.1(a) of this Agreement.
          (n) “Liberty” shall have the meaning set forth in the first paragraph of this Agreement.
          (o) “Liberty Business” shall mean the business of Liberty and its Affiliates, including the property and casualty insurance business of the strategic business units of Liberty known as “Personal Markets,” Commercial Markets” and “International” and the life insurance business of Liberty Life Assurance Company of Boston, but not including the LMAC Business.
          (p) “Liberty Licensed Marks” shall have the meaning set forth in the recitals of this Agreement.
          (q) “Liberty Mutual Affiliated Group” means collectively, Liberty Mutual Group Inc. and all of its Affiliates now or hereafter existing, other than LMAC and its Subsidiaries (now or hereafter existing). References in this Agreement to “members” or “member” of the Liberty Mutual Affiliated Group refer collectively to legal entities or individually to any legal entity that is included within the Liberty Mutual Affiliated Group, and do not refer to policyholders or members of any such legal entity.
          (r) “Liberty Standards Manual” shall mean the standards manual with respect to the graphic depiction of the Liberty Licensed Marks provided to LMAC prior to the Effective Date, as such may be amended from time to time by Liberty.
          (s) “Liberty Sublicensees” shall have the meaning set forth in Section 2.2(b).
          (t) “Licensed Marks” means the Liberty Licensed Marks and the LMAC Licensed Marks.
          (u) “LMAC” shall have the meaning set forth in the first paragraph of this Agreement.
          (v) “LMAC Business” means the business of LMAC and its Subsidiaries, including the operating segments known as “Commercial”, “Personal” and “Surety”, the business segment known as “Corporate and Other,” and the underwriting and administration of property and casualty and surety business through independent insurance agencies and broker relationships, and operations ancillary thereto as more fully described in the IPO S-1.
          (w) “LMAC Licensed Marks” shall have the meaning set forth in the recitals of this Agreement.
          (x) “LMAC Standards Manual” shall mean the standards manual with respect to the graphic depiction of the LMAC Licensed Marks provided to Liberty prior to the Effective Date, as such may be amended from time to time by LMAC.
          (y) “LMAC Sublicensees” shall have the meaning set forth in Section 2.1(b) of this Agreement.
          (z) “Losses” shall have the meaning set forth in Section 6.2(a) of this Agreement.
          (aa) “Modified Marks” shall have the meaning set forth in Section 3.4(a) of this Agreement.

          (bb) “New Marks” shall have the meaning set forth in Section 3.4(a) of this Agreement.
          (cc) “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, or other business entity and any trust, unincorporated organization or government or any agency or political subdivision thereof.
          (dd) “Regulation S-K” means Regulation S-K of the General Rules and Regulations under the Securities Act.
          (ee) “Regulation S-X” means Regulation S-X of the General Rules and Regulations under the Securities Act.
          (ff) “SEC” means the Securities and Exchange Commission.
          (gg) “Securities Act” means the Securities Act of 1933, as amended.
          (hh) “Sublicensees” means (i) with respect to LMAC, the LMAC Sublicensees, and (ii) with respect to Liberty, the Liberty Sublicensees.
          (ii) “Subsidiary” of a Person means: all corporations, partnerships, joint ventures, limited liability companies, associations and other entities (i) in which a Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding voting stock, voting power, partnership interests or similar ownership interests, (ii) of which such Person otherwise directly or indirectly controls or directs the policies or operations or (iii) which would be considered subsidiaries of the Person within the meaning of Regulation S-K or Regulation S-X; provided that the term Subsidiary when used with regard to Liberty excludes LMAC and its Subsidiaries.
ARTICLE II
TRADEMARK LICENSE GRANTS
     Section 2.1 Liberty Licensed Marks.
               (a) Grant of Trademark License to LMAC. Subject to the terms and conditions herein, during the term of this Agreement, Liberty grants, on behalf of itself and its Affiliates, to LMAC a non-exclusive, revocable, sublicensable (subject to Section 2.1(b)) and royalty-free limited license to copy and use the Liberty Licensed Marks in the LMAC Business as (i) trademarks and service marks, (ii) corporate names and trade names, and (iii) domain names, respectively as indicated for each such above-identified category (i)-(iii) on Exhibit A, provided that the foregoing license does not include (x) the right to use the Liberty Licensed Mark “Liberty Mutual” or any variation thereof to the extent that the use of the word “Mutual” by LMAC is prohibited by Applicable Law or (y) the right to use the Liberty Licensed Marks in any manner that would require the continued use of the Liberty Licensed Marks by LMAC or the LMAC Sublicensees (as defined herein) beyond the period set forth in Section 5.3 in order to comply with Applicable Law.

               (b) Right to Sublicense. LMAC shall have the right to sublicense the rights granted in Section 2.1(a) with respect to the LMAC Business solely (i) to its Subsidiaries, and (ii) to other third parties for advertising, promoting, and marketing the LMAC Business, provided that LMAC shall ensure that all LMAC sublicensees of such rights (“LMAC Sublicensees”) comply in all respects with this Agreement and shall be fully liable hereunder for such LMAC Sublicensees’ conduct.
               (c) Reservation of Rights. LMAC shall have no rights with respect to the Liberty Licensed Marks other than those set forth in this Agreement. Liberty reserves all rights not expressly granted to LMAC hereunder.
     Section 2.2 LMAC Licensed Marks.
               (a) Grant of Trademark License to Liberty. Subject to the terms and conditions herein, during the term of this Agreement, LMAC grants, on behalf of itself and its Affiliates, to Liberty a non-exclusive, revocable, sublicensable (subject to Section 2.2(b)) and royalty-free limited license to copy and use the LMAC Licensed Marks in the Liberty Business as (i) trademarks and service marks, (ii) corporate names and trade names, and (iii) domain names, respectively as indicated for each such above-identified category (i)-(iii) on Exhibit B, provided that the foregoing license does not include the right to use the LMAC Licensed Marks in any manner that would require the continued use of the LMAC Licensed Marks by Liberty or the Liberty Sublicensees (as defined herein) beyond the period set forth in Section 5.3 in order to comply with Applicable Law.
               (b) Right to Sublicense. Liberty shall have the right to sublicense the rights granted in Section 2.2(a) with respect to the Liberty Business solely (i) to its Affiliates, and (ii) to other third parties for advertising, promoting, and marketing the Liberty Business, provided that Liberty shall ensure that all Liberty sublicensees of such rights (“Liberty Sublicensees”) comply in all respects with this Agreement and shall be fully liable hereunder for such Liberty Sublicensees’ conduct.
               (c) Reservation of Rights. Liberty shall have no rights with respect to the LMAC Licensed Marks other than those set forth in this Agreement. LMAC reserves all rights not expressly granted to Liberty hereunder.
ARTICLE III
QUALITY CONTROL
     Section 3.1 Trademark Standards.
          (a) LMAC shall use the Liberty Licensed Marks and Liberty shall use the LMAC Licensed Marks only in connection with activities, products, and services in their respective Businesses that are consistent in all material respects with the high levels of quality associated with such Businesses in connection with the Licensed Marks as of the Effective Date.

          (b) LMAC and Liberty each agree that, in the conduct of their respective Businesses, they shall comply with all Applicable Laws. In the event that LMAC or Liberty becomes aware that the conduct of their respective Businesses in connection with the Licensed Marks that are licensed to it is not in compliance with Applicable Law, it shall promptly so notify the other party.
          (c) LMAC shall ensure that its use of the Liberty Licensed Marks is at all times in accordance with the Liberty Standards Manual, and Liberty shall ensure that its use of the LMAC Licensed Marks is at all times in accordance with the LMAC Standards Manual. LMAC and Liberty each acknowledge and agree that Liberty may amend the Liberty Standards Manual and LMAC may amend the LMAC Standards Manual, in each case, from time to time in such party’s sole discretion, and LMAC and Liberty, as applicable, shall comply with any such amended guidelines as are provided to each party from time to time.
     Section 3.2 Inspection and Compliance. Liberty and LMAC shall each have the right to request representative samples of any uses of the Licensed Marks by the other party or its Sublicensees (including without limitation on products or in connection with advertising, marketing, and promotional materials in any media) and to inspect and evaluate upon reasonable advance written notice any products and services bearing the Licensed Marks (whether on the other party’s premises or otherwise as agreed by the parties).
     Section 3.3 Notice and Disclaimer. LMAC and Liberty each agrees to use the Licensed Marks with all notices and legends (if any) that are reasonably requested by the other party (a) so as to preserve and maintain the validity of and the other party’s rights in the Licensed Marks and (b) so as to communicate to customers the separate nature of their respective Businesses.
     Section 3.4 Modifications to Licensed Marks.
               (a) Subject to Section 3.4(b), each licensor party shall have the right (i) to modify from time to time the look and feel of the Licensed Marks owned by it and licensed to the other party (“Modified Marks”) and (ii) in connection with a re-branding of its own Business, to substitute new marks for the Licensed Marks owned by it and licensed to the other party (“New Marks”).
               (i) In the event that a licensor party so modifies a Licensed Mark, (A) such licensor party will notify the licensee party of such modification in writing and (B) upon the licensee party’s receipt of such notice, the Modified Mark shall be deemed to replace the existing Licensed Mark on Exhibit A or Exhibit B, as applicable, and the licensee party shall cease use of the existing Licensed Mark within one-hundred eighty (180) days of its receipt of such notice, or within such other time period as agreed by the parties.
               (ii) In the event that Liberty substitutes New Marks for the Liberty Licensed Marks, Liberty shall use commercially reasonable efforts to notify LMAC in writing as soon as commercially practicable. Upon written notification from

Liberty that the New Marks have replaced the existing Liberty Licensed Marks, LMAC shall cease use of the existing Liberty Licensed Marks within one-hundred eighty (180) days of its receipt of such notice, or within such other time period as agreed by the parties. The parties will discuss in good faith the substitution of such New Marks for the existing Licensed Marks, but Exhibit A or Exhibit B, as applicable, shall be amended only upon mutual agreement of the parties.
               (b) LMAC acknowledges and agrees that in the event that LMAC modifies any LMAC Licensed Mark in a manner that is not consistent with the LMAC Standards Manual and not otherwise approved by Liberty in writing, LMAC shall not have the right to use any Liberty Licensed Marks in conjunction with any such modified LMAC Licensed Mark without Liberty’s prior written approval.
ARTICLE IV
TRADEMARK OWNERSHIP
     Section 4.1 Trademark Ownership.
               (a) Liberty Licensed Marks. LMAC acknowledges and agrees that, as between the parties, Liberty and its Affiliates are the owner of all of the right, title, and interest in and to the Liberty Licensed Marks and all goodwill associated therewith and acknowledge the validity of such Liberty Licensed Marks and of all registrations and applications of Liberty and its Affiliates pertaining thereto. All use of the Liberty Licensed Marks by LMAC and the LMAC Sublicensees (including all past, present, and future use), and the goodwill generated thereby, shall inure to the benefit of Liberty and shall not vest in LMAC or in the LMAC Sublicensees. LMAC shall not, directly or indirectly, contest or challenge the validity or enforceability of the Liberty Licensed Marks. To the extent that LMAC or any of the LMAC Sublicensees is deemed to have any ownership rights in the Liberty Licensed Marks, at Liberty’s written request, LMAC shall, and shall cause each such LMAC Sublicensee to, assign such rights to Liberty or to such other Liberty Affiliate designated by Liberty.
               (b) LMAC Licensed Marks. Liberty acknowledges and agrees that, as between the parties, LMAC and its Subsidiaries are the owner of all of the right, title, and interest in and to the LMAC Licensed Marks and all goodwill associated therewith and acknowledge the validity of such LMAC Licensed Marks and of all registrations and applications of LMAC and its Subsidiaries pertaining thereto. All use of the LMAC Licensed Marks by Liberty and the Liberty Sublicensees (including all past, present, and future use), and the goodwill generated thereby, shall inure to the benefit of LMAC and shall not vest in Liberty or in the Liberty Sublicensees. Liberty shall not, directly or indirectly, contest or challenge the validity or enforceability of the LMAC Licensed Marks. To the extent that Liberty or any of the Liberty Sublicensees is deemed to have any ownership rights in the LMAC Licensed Marks, at LMAC’s written request, Liberty shall, and shall cause each such Liberty Sublicensee to, assign such rights to LMAC or to such other LMAC Affiliate designated by LMAC.

     Section 4.2 Maintenance. As between the parties, the licensor shall be responsible for prosecuting any application and maintaining and renewing any registration for the Licensed Marks in the United States that are licensed by it to the other party, including making all filings and paying all fees in connection therewith. Upon the licensor party’s request, the licensee party shall execute and deliver to the licensor party all documents necessary to establish, protect, or maintain the licensor party’s or its Affiliates’ or Subsidiaries’, as applicable, ownership of or rights in and to the applicable Licensed Marks. Notwithstanding the foregoing, the licensor party may, in its sole discretion, abandon any Licensed Mark licensed by it to the other party. If a licensor party so abandons a Licensed Mark, such licensor party will notify the licensee party of such abandonment in writing. Upon the licensee party’s receipt of such notice, the abandoned Licensed Mark shall be deemed deleted from Exhibit A or Exhibit B, as applicable, and the licensee party shall cease use of the deleted Licensed Mark within one-hundred eighty (180) days of its receipt of such notice, or within such other time period as agreed by the parties.
     Section 4.3 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. LMAC, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUBSIDIARIES AND LIBERTY, ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES, SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, REGISTRABILITY, TITLE OR NON-INFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE), REGARDING THE LICENSED MARKS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY ACKNOWLEDGES THAT THE LICENSES GRANTED IN THIS AGREEMENT AND THE LICENSED MARKS ARE PROVIDED “AS IS.”
ARTICLE V
EXPIRATION AND TERMINATION
     Section 5.1 Term.
               (a) The term of this Agreement shall commence on the Effective Date and, subject to Section 5.4, shall continue until terminated (i) by either party upon written notice within fifteen (15) days after such time as Liberty or its Affiliates cease to Beneficially Own, in the aggregate, shares entitled to more than fifty percent (50%) votes entitled to be cast by the holders of the then outstanding Common Stock or (ii) pursuant to Section 5.2. Upon the other party’s receipt of a termination notice, each party shall cease use of the Licensed Marks within the time period set forth in Section 5.3.
               (b) The term of any Sublicense granted by a party hereunder shall terminate upon the earlier of (i) the expiration or termination of this Agreement and (ii) with respect to any sublicense granted to an LMAC Subsidiary or Liberty Affiliate, at such time as such Sublicensee ceases to be a Subsidiary of LMAC or an Affiliate of Liberty, as applicable.

     Section 5.2 Termination of Agreement. Notwithstanding Section 5.1, this Agreement may be terminated as follows:
               (a) By either party if the other party commits a material breach of this Agreement and fails to cure such breach within thirty (30) days following written notice by the non-breaching party describing such breach;
               (b) By either party upon notice in the event that (i) the other party or any of its Subsidiaries becomes bankrupt or insolvent, makes a general assignment for the benefit of creditors, has a receiver appointed for it, or (ii) a court approves reorganization proceedings for such other party or any of its Subsidiaries; or
               (c) At any time upon the mutual agreement of the parties hereto, evidenced by a writing signed by authorized representatives of both parties.
     Section 5.3 Cessation of Use.
               (a) Upon the termination of this Agreement, each party shall, and shall cause each of its Sublicensees to discontinue all uses of the Licensed Marks within one-hundred eighty (180) days following the effective date of such termination, or within such other time period as agreed by the parties.
               (b) For the avoidance of doubt, LMAC acknowledges and agrees that within the time period set forth in Section 5.3(a), it will use best efforts to promptly cause LMAC and its Subsidiaries to change their corporate names and to cause their certificates of incorporation (or equivalent organizational documents), as applicable, to be amended to remove any reference to the Liberty Licensed Marks, “Liberty Mutual” and/or “Liberty” or any other trademarks, service marks, corporate names, trade names and other similar designations owned by any member of the Liberty Mutual Affiliated Group. To the extent that LMAC or any of its Subsidiaries is unable to promptly effect such change of corporate name in accordance with Applicable Law, LMAC shall, and shall cause its Subsidiaries to, conduct the LMAC Business and that of LMAC’s Subsidiaries under an assumed name, trade name or “doing business as” name, in each case, that does not contain any reference to the Liberty Licensed Marks, “Liberty Mutual” and/or “Liberty” or any other trademarks, service marks, corporate names, trade names and other similar designations owned by any member of the Liberty Mutual Affiliated Group.
               (c) In addition, LMAC acknowledges and agrees that following the time period set forth in Section 5.3 (a), neither LMAC nor any of its Subsidiaries shall use any mark consisting of or containing the word “Liberty” or any variation thereof in any manner whatsoever.
     Section 5.4 Survival. Article IV and Section 5.3, Section 5.4, Section 6.2 and Section 8.1 shall survive the expiration or termination of this Agreement for any reason.
ARTICLE VI
INFRINGEMENT AND INDEMNIFICATION

     Section 6.1 Infringement.
          (a) The parties agree to notify each other promptly of any known actual or threatened infringement, dilution, violation, or other unauthorized use (“Infringement”) of a Licensed Mark that has or could reasonably be expected to have a negative effect on the other party’s business.
          (b) Liberty shall have the sole right to determine whether or not it shall initiate any claim, action, inquiry, suit, or proceeding (“Action”) against any such Infringement of the Liberty Licensed Marks. LMAC shall have the sole right to determine whether or not it shall initiate any Action against any such Infringement of the LMAC Licensed Marks.
          (c) Liberty, with respect to Infringement of the Liberty Licensed Marks, and LMAC, with respect to Infringement of the LMAC Licensed Marks, shall choose the attorneys, control the Action, pay the Action’s expenses, and retain any damages, proceeds, costs, and/or fees recovered as a result of any judgment, verdict, award, or settlement of such Action. LMAC and Liberty agree to provide reasonable cooperation to each other in any Action taken to enforce the Licensed Marks, including joining in such Action if necessary to maintain the other party’s standing.
     Section 6.2 Indemnification.
          (a) Indemnification by Liberty. Liberty agrees to indemnify, defend at its expense, and hold harmless LMAC and its Subsidiaries and each of their respective officers, directors, employees, and agents against any and all liabilities, losses, damages, awards, verdicts, judgments, settlements, fees, costs and expenses (including reasonable attorneys’ fees and costs of an Action) (“Losses”) incurred by any of them as a result of a third party claim (i) alleging that the use of the Liberty Licensed Marks by LMAC or its Sublicensees in accordance with this Agreement constitutes an Infringement of the intellectual property rights of such third party, (ii) arising out of a breach by Liberty or the Liberty Sublicensees of this Agreement, or (iii) arising out of authorized use of the LMAC Licensed Marks by Liberty or the Liberty Sublicensees (other than in connection with a third party claim under Section 6.2(b)(i)).
          (b) Indemnification by LMAC. LMAC agrees to indemnify, defend at its expense, and hold harmless Liberty and its Affiliates and each of their respective officers, directors, employees, and agents against any and all Losses incurred by any of them as a result of a third party claim (i) alleging that the use of the LMAC Licensed Marks by Liberty or its Sublicensees in accordance with this Agreement constitutes an Infringement of the intellectual property rights of such third party, (ii) arising out of a breach by LMAC or the LMAC Sublicensees of this Agreement, or (iii) arising out of authorized use of the Liberty Licensed Marks by LMAC or the LMAC Sublicensees (other than in connection with a third party claim under Section 6.2(a)(i)).
          (c) Procedure. The party seeking indemnification hereunder shall give prompt written notice to the indemnifying party of any indemnifiable claim and reasonably cooperate at the indemnifying party’s expense in its defense and/or settlement. The indemnifying party shall have sole control over the defense and/or settlement of any indemnifiable claim; provided that neither party shall compromise or settle any indemnifiable claim hereunder in such a manner that compromises the other party’s rights hereunder or subjects the other party to liability without the other party’s prior written consent.
ARTICLE VII
DISPUTE RESOLUTION
     Section 7.1 Dispute Resolution. (a) Any controversy, claim or dispute arising out of or relating to this Agreement, or the breach, termination or validity thereof (each, a “Dispute”) shall be resolved as set forth in this Article VII
               (b) Liberty and LMAC shall attempt in good faith to resolve any Dispute promptly by negotiation between each such party’s designated representatives. Within ten (10) days after any party’s receipt of a notice of Dispute from the other party setting forth in detail and together with supporting documentation, if any, the nature and basis of the Dispute (the “Dispute Notice”), the general counsel and the chief financial officer of Liberty and the general counsel and the chief financial officer of LMAC shall meet in person at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt in good faith to resolve the Dispute.
               (c) If the chief financial officer of either Liberty or LMAC declares an impasse then within thirty (30) days after receipt of the Dispute Notice or us soon thereafter as practicable, the respective chief executive officers of Liberty and LMAC shall meet in person at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt in good faith to resolve the Dispute.
               (d) If the chief executive officer of either Liberty or LMAC declares an impasse then within sixty (60) days after receipt of the Dispute Notice (or such longer period, if the parties so agree in writing), at the demand of either party, the Dispute shall be referred to, and finally settled by, confidential and binding arbitration in accordance with the then-prevailing JAMS Streamlined Arbitration Rules and Procedures as modified as follows (the “Rules”):
               (i) There shall be three (3) neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within thirty (30) days after receipt of the demand for arbitration. The two (2) arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen (14) days of the designation of the second of the two (2) arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules.

               (ii) Each arbitrator appointed by a party shall be either an attorney with substantial experience with the property and casualty reinsurance and insurance industry and at least ten (10) years admission to the bar, or a property and casualty reinsurance and insurance industry professional of at least ten (10) years standing. The chair of the arbitral tribunal shall either be a practicing attorney with no less than ten (10) years of practice and experience as an arbitrator, with, if possible, experience relating to insurance or reinsurance disputes, or be a retired judge.
               (iii) The place of arbitration shall be Boston, Massachusetts, unless some other place is mutually selected by the parties. The arbitral tribunal shall be required to follow the law of the Commonwealth of Massachusetts. The decision and award of the arbitral tribunal shall be final and binding on the parties and shall be the sole and exclusive remedy between the parties regarding the matter presented to the arbitral tribunal, including any claims, counterclaims, issues or accounting presented to the tribunal. Judgment upon the decision and award may be entered in any court having jurisdiction. The arbitral tribunal is empowered to award any remedy provided for under Applicable Law and the terms of this Agreement, including injunction, specific performance or other forms of equitable relief. The arbitral tribunal is not empowered to award damages in excess of compensatory damages. Each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute.
               (iv) Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq.
               (e) Each party shall bear its own costs in any negotiations pursuant to Section 7.1(b) or Section 7.1(c) and any arbitration, provided that the parties shall share the fees and expenses of the arbitrators equally as well as any JAMS fees and expenses.
               (f) All negotiations conducted pursuant to Section 7.1(b) or Section 7.1(c) shall be confidential and shall be treated as compromise and settlement negotiations and may not be introduced as evidence of an admission against interest of either party and shall not be admissible as evidence in any other proceeding.
               (g) Notwithstanding the foregoing provisions, without first resorting to the negotiation procedures set forth in Section 7.1(b) and Section 7.1(c) herein, either party may seek the provisional judicial remedy of a preliminary injunction or any other form of temporary injunctive relief (including specific performance), if in its reasonable judgment such action is necessary to avoid irreparable harm. Without prejudice to such provisional remedies as may be available under the jurisdiction of such court, the arbitral tribunal shall have full authority to grant provisional remedies and to direct the parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitral tribunal’s orders to that effect.
               (h) The parties hereby submit to the jurisdiction of the courts of the Commonwealth of Massachusetts located in Boston, Massachusetts, for the purpose of seeking any provisional remedies as contemplated by Section 7.1(g) or for any action to compel arbitration or in aid of arbitration or for the enforcement of any arbitral award rendered thereunder. In any such action, suit or proceeding, each of the parties irrevocably and unconditionally waives, and agrees not to assert by way of motion, as a defense or otherwise, any claim that the party is not subject to the jurisdiction of the above courts, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. To the fullest extent permitted by Applicable Law, each of the parties irrevocably waives all rights to trial by jury in any such action, suit or other proceeding.
ARTICLE VIII
MISCELLANEOUS
     Section 8.1 Confidentiality. Each party shall maintain the confidentiality (at a level at which it treats its own confidential information of similar nature) of non-public, proprietary information provided by the other party hereunder, and shall not disclose such information to any third party (other than employees or Sublicensees who need to know it for the purposes of this Agreement) without the prior written consent of the other party, except to the extent such information otherwise becomes generally available to the public. Notwithstanding the foregoing, either party or its Affiliates or Subsidiaries, as the case may be, shall be entitled to disclose confidential information to the extent required by Applicable Law, provided it shall use its reasonable efforts (a) only to disclose such portions as are legally required to be disclosed and (b) to extent practicable, to provide prior notice to the other party to allow such party an opportunity to review and comment thereon and, if such disclosure is required by in connection with governmental inquiries or as required by subpoena, court order or legal process, to seek to obtain an appropriate protective order or other similar remedy.
     Section 8.2 Notices. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (a) when delivered, if delivered personally, sent by email or sent by registered or certified mail, return receipt requested, postage prepaid, (b) on the next business day if sent by overnight courier, or (c) when received if delivered otherwise. Such notices shall be delivered to the address set forth below, or to such other address or email address as a party shall have furnished to the other party in accordance with this Section 8.2.

     If to LMAC or any LMAC Subsidiary, to:
Liberty Mutual Agency Corporation
175 Berkeley Street
Boston, MA 02116
Attention: Chief Financial Officer
With a copy to:
Liberty Mutual Agency Corporation
175 Berkeley Street
Boston, MA 02116
Attention: General Counsel
     If to Liberty or any of its Affiliates, to:
Liberty Mutual Group Inc.
175 Berkeley Street
Boston, MA 02116
Attention: Chief Financial Officer
With a copy to:
Liberty Mutual Group Inc.
175 Berkeley Street
Boston, MA 02116
Attention: General Counsel
     Section 8.3 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.
     Section 8.4 No Assignment. Neither this Agreement nor any of the rights, interests or obligations of any party hereto may be assigned by such party without the prior written consent of the other party; provided, however, that Liberty and any permitted assignee of Liberty may assign this Agreement to any of its Affiliates and to any successor (whether direct or indirect, by transfer of stock or assets, assignment, merger, consolidation or otherwise) of any Liberty Licensed Mark in connection with a sale or transfer by Liberty or such assignee, as the case may be, of all or substantially all of any business (whether direct or indirect, by transfer of stock or assets, assignment, merger, consolidation or otherwise) to which the Liberty Licensed Mark relates. Any purported assignment in violation of the foregoing shall be null and void ab initio and of no force and effect.
     Section 8.5 No Third Party Beneficiaries. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or a permitted assignee of a party to this Agreement.

     Section 8.6 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights and duties of the parties shall be governed by, the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed entirely in such Commonwealth (without giving effect to conflicts of laws provisions thereof).
     Section 8.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by applicable law. To the extent that any such provision is so held to be invalid, illegal, or unenforceable, LMAC and Liberty shall in good faith use their best efforts to find and effect an alternative means to achieve the same or substantially the same result as that contemplated by such provision.
     Section 8.8 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement executed by the parties hereto. Any failure of a party to comply with any obligation, covenant or agreement contained in this Agreement may be waived by the party entitled to the benefits thereof only by a written instrument duly executed and delivered by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant or agreement shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure of compliance.
     Section 8.9 Entire Agreement. This Agreement, including any schedules or exhibits annexed hereto, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     Section 8.10 Further Assurances. Each party hereto shall, on notice of request from the other party hereto, take such further action not specifically required hereby at the expense of the requesting party, as the requesting party may reasonably request for the implementation of the transactions contemplated hereby, including without limitation executing any required consents or making any required or appropriate filings with any Secretary of State’s office or with applicable trademark authorities.
     Section 8.11 Descriptive Headings. The descriptive headings of the several articles and sections of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.
     Section 8.12 Interpretation. Unless otherwise specified, references in this agreement to “agent” and “agents” do not refer to independent insurance agents or brokers of Liberty or LMAC and its Subsidiaries. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” When a reference in this Agreement is made to a “party” or “parties,” such reference shall be to a party or parties to this Agreement unless otherwise indicated. Unless the context requires otherwise, the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words in this Agreement refer to this entire Agreement. Unless the context requires otherwise, words in this Agreement using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other genders.
     Section 8.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          IN WITNESS HEREOF, the parties have caused this Agreement to be executed and delivered as of the date written below.

LIBERTY MUTUAL INSURANCE COMPANY

Name:
Title:
Date:

LIBERTY MUTUAL AGENCY CORPORATION

Name:
Title:
Date:

EXHIBIT A
LIBERTY LICENSED MARKS
Registered Marks

Mark	Registration No.	Registration Date
AMERICA FIRST INSURANCE MEMBER OF LIBERTY MUTUAL GROUP	2,901,530	November 9, 2004
COLORADO CASUALTY MEMBER OF LIBERTY MUTUAL GROUP	2,862,577	July 13, 2004
GO AMERICA AUTO INSURANCE MEMBER OF LIBERTY MUTUAL GROUP	3,078,730	April 11, 2006
GOLDEN EAGLE INSURANCE MEMBER OF LIBERTY MUTUAL GROUP	2,996,916	September 20, 2005
HAWKEYE-SECURITY INSURANCE MEMBER OF LIBERTY MUTUAL GROUP	2,899,415	November 2, 2004

Mark	Registration No.	Registration Date
INDIANA INSURANCE MEMBER OF LIBERTY MUTUAL GROUP	2,864,878	July 20, 2004
LIBERTY AGENCY UNDERWRITERS MEMBER OF LIBERTY MUTUAL GROUP	3,653,280	July 14, 2009
LIBERTY MUTUAL (W/LOGO 2000)	1,405,249	August 12, 1986
LIBERTY MUTUAL (WORD MARK)	2,734,195	July 8, 2003
LIBERTY MUTUAL GROUP	3,646,445	June 30, 2009
LIBERTY NORTHWEST	2,348,832	May 9, 2000
LIBERTY NORTHWEST MEMBER OF LIBERTY MUTUAL GROUP	3,046,196	January 17, 2006

Mark	Registration No.	Registration Date
LIBERTY REGIONAL AGENCY MARKETS	2,910,370	December 14, 2004
MONTGOMERY INSURANCE MEMBER OF LIBERTY MUTUAL GROUP	2,897,107	October 26, 2004
OHIO CASUALTY MEMBER OF LIBERTY MUTUAL GROUP	3,552,973	December 30, 2008
PEERLESS INSURANCE MEMBER OF LIBERTY MUTUAL GROUP	2,862,578	July 13, 2004
SAFETY ALL-STARS	2,700,803	March 25, 2003

Pending Marks

Mark	Application No.	Application Date
DIRECT REPORT/DIRECT RESPONSE	77,968,527	March 25, 2010
LADY LIBERTY LOGO (2000)	77,944,688	February 25, 2010
LIBERTY MUTUAL AGENCY CORPORATION	85,032,755	May 7, 2010
LIBERTY SURETYFIRST	85,032,944	May 7, 2010
LIBERTY SURETYFIRST (WORD MARK)	85,032,927	May 7, 2010
OPEN SEAS	77,006,644	September 25, 2006
REWIND	77,879,540	November 24, 2009
SURETYNET	77,891,440	December 11, 2009
TEENSURANCE	77,079,559	January 10, 2007

Mark	Application No.	Application Date
TRUE PRICING	77,038,183	November 7, 2006

Common Law Marks

Mark
LIBERTY AGENCY UNDERWRITERS
LIBERTY MUTUAL SURETY
MEMBER OF LIBERTY MUTUAL GROUP
SAFECO INSURANCE MEMBER OF LIBERTY MUTUAL GROUP

Domain Names
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libertymutualagencyunderwriters.info
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libertymutualfivestrategies.info

libertymutualfivestrategies.net
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lmagencycorp.com
lmagencycorporation.com
lmagencymarkets.com
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lmagencymarketscorporateservices.com
lmagencymarketscorporation.com
lmagencyunderwriters.com
lmgagency.com
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go-libertymutual.com

wwwlibertymutualagencymarket.com
test-lmagencymarkets.com
liberty-northwest.net
libertynorthwest-email.com
libertynorthwest-ins.com
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libertynorthwest.org
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libertynorthwestwc.info
libertynorthwestwc.net
libertynorthwestwc.org
accesslnw-email.com
accesslnw.com
libertynorthwestfucked.me
libertynorthwestscrewed.me

EXHIBIT B
LMAC LICENSED MARKS
Registered Marks

Mark	Registration No.	Registration Date
Liberty Mutual Agency Corporation
AMERICAN FIRE & CASUALTY COMPANY	2,420,891	January 16, 2001
BECAUSE RELATIONSHIPS MATTER	3,037,596	January 3, 2006
BOP ACCESS	3,454,369	June 24, 2008
C.A.R.E.S.	3,566,792	January 27, 2009
COMMERCIAL IQ	3,111,421	July 4, 2006
COMMERCIAL IQ	3,111,422	July 4, 2006
COMMERCIAL LINES IQ	3,673,550	August 25, 2009
COMMERCIAL PROTECTOR	1,506,319	September 27, 1988
COUNTRY LANE	1,762,165	March 30, 1993
CUSTOM PROTECTOR	3,502,162	September 16, 2008
ENCOURAGING RESPONSIBILITY. DELIVERING PEACE OF MIND	3,456,896	July 1, 2008

Mark	Registration No.	Registration Date
ENHANCED PROTECTION	2,958,771	May 31, 2005
EXPERT EDGE	3,427,894	May 13, 2008
EXPRESS REPORTING	2,384,394	September 5, 2000
FARMPAC	2,472,885	July 31, 2001
FIRST NATIONAL SURETY	2,018,491	November 19, 1996
FIRST NATIONAL SURETY	3,405,099	April 1, 2008
GO AMERICA	2,544,401	March 5, 2002
GO AMERICA AUTO INSURANCE	2,544,400	March 5, 2002
INSURQUEST	2,486,073	September 4, 2001
LANDLORD PROTECTION	3,125,215	August 1, 2006
LIFTCALC	1,775,057	June 8, 1993
MASTER PAK	1,261,930	December 20, 1983
MASTER PAK PLUS	2,502,591	October 30, 2001
NEIGHBORHOOD MATTERS!	2,979,218	July 26, 2005

Mark	Registration No.	Registration Date
ONBOARD ADVISOR	3,711,063	November 17, 2009
ONBOARD ADVISOR	3,711,064	November 17, 2009
ONBOARD ADVISOR (LOGO)	3,711,814	November 17, 2009
ONBOARD ADVISOR (LOGO)	3,711,815	November 17, 2009
P P.A.R.I.S. CONNECT	3,036,214	December 27, 2005
P P.A.R.I.S. EXPRESS	2,977,232	July 26, 2005
P.A.R.I.S. EXPRESS	3,068,620	March 14, 2006

Mark	Registration No.	Registration Date
P.A.R.I.S. EXPRESS	3,169,074	November 7, 2006
PACE	2,946,297	May 3, 2005
PAR 100	3,566,794	January 27, 2009
PEAK PROPERTY PROGRAM	2,429,624	February 20, 2001
PERSONAL IQ	3,173,145	November 21, 2006
PERSONAL IQ	3,176,072	November 28, 2006
PERSONAL PROTECTOR	1,412,595	October 7, 1986
PRIDE	1,642,991	April 30, 1991
PROPERTY PLUS	2,737,875	July 15, 2003
PROTECTING YOUR SUCCESS	2,332,742	March 21, 2000
QUALITY CREST	1,696,465	June 23, 1992

Mark	Registration No.	Registration Date
QUALITY-PLUS	1,377,543	January 7, 1986
SAFER SCHOOLS. SAFER STUDENTS. BETTER FUTURE.	3,536,450	November 25, 2008
SAFETY BEACON	3,401,236	March 25, 2008
SECURE PAK	2,502,966	October 30, 2001
SELECT CUSTOM PACKAGE	2,592,520	July 9, 2002
SURETY LINK	1,572,374	December 19, 1989
SURETY MATTERS	3,192,091	January 2, 2007
TEENSURANCE	3,712,457	November 17, 2009
THE COMMERCIAL PROTECTOR SERIES	3,499,512	September 9, 2008
THE COMPANY OF CHOICE	3,075,882	April 4, 2006
TÚ ¿QUÉ VALORAS?	3,618,129	May 12, 2009
UNCOMPLICATE	2,900,615	November 2, 2004
UNI-PAK	1,235,244	April 19, 1983
WE’RE PROUD TO BOND THE BEST	1,558,431	September 26, 1989
WEST AMERICAN INSURANCE COMPANY	2,372,710	August 1, 2000

Mark	Registration No.	Registration Date
WHAT MATTERS TO YOU	3,507,116	September 30, 2008
WHERE I MAKES THE DIFFERENCE	3,623,706	May 19, 2009
OHIO CASUALTY INSURANCE COMPANY, THE
OC	1,145,914	January 13, 1981
OCG OHIO CASUALTY GROUP	2,517,785	December 11, 2001
OHIO SECURITY INSURANCE COMPANY	2,495,445	October 9, 2001
THE OHIO CASUALTY INSURANCE COMPANY	2,372,709	August 1, 2000
SAFECO CORPORATION
SAFECO	1,136,586 Australia	December 9, 2008
SAFECO	1,136,927 Australia	January 15, 2009

Mark	Registration No.	Registration Date
SAFECO	TMA650,446 Canada	December 6, 2002
SAFECO	5,686,299 China	January 6, 2010
SAFECO	5,686,302 China	January 6, 2010
SAFECO	001430529 CTM	February 23, 2001
SAFECO	005374624 CTM	July 31, 2008
SAFECO	300727001 Hong Kong	September 21, 2006
SAFECO	300733671 Hong Kong	October 4, 2006
SAFECO	193842 Israel	April 6, 2008

Mark	Registration No.	Registration Date
SAFECO	193928 Israel	October 7, 2008
SAFECO	4771013 Japan	May 14, 2004
SAFECO	5251167 Japan	July 24, 2009
SAFECO	834851 Mexico	May 31, 2004
SAFECO	41-0159309 Republic of South Korea	January 10, 2008
SAFECO	41-0159943 Republic of South Korea	January 22, 2008
SAFECO	340789 Russia	January 9, 2008
SAFECO	340790 Russia	January 9, 2008

Mark	Registration No.	Registration Date
SAFECO	1282800 Taiwan	October 1, 2007
SAFECO	1282801 Taiwan	October 1, 2007
S	1,092,487 United States	May 30, 1978
SAFECO	1,057,198 United States	January 25, 1977
SAFECO	3,772,016 United States	April 6, 2010
SAFECO	3,772,017 United States	April 6, 2010
SAFECO	2,931,682 United States	March 8, 2005
SAFECO FIELD	2,565,843 United States	April 30, 2002

Mark	Registration No.	Registration Date
SAFECO FIELD	2,523,325 United States	December 25, 2001
SAFECO FIELD	2,721,767 United States	June 3, 2003
SAFECO FIELD	2,621,833 United States	September 17, 2002
SAFECO FIELD	2,632,373 United States	October 8, 2002
SAFECO FIELD	2,976,399 United States	July 26, 2005
SAFECO FIELD	2,976,400 United States	July 26, 2005
SAFECO NOW	3,036,682 United States	December 27, 2005
SAFECO ONESTOP	3,637,243 United States	June 16, 2009
SAFECO OPTIMUM PACKAGE	3,566,413 United States	January 27, 2009

Mark	Registration No.	Registration Date
SAFECO FIELD	29833 Washington State	July 12, 2001
SAFECO	TMA630,613 Canada	December 20, 1999
SAFECO FIELD	TMA735,529 Canada	March 3, 2009
SAFECO CORPORATION, A WASHINGTON CORPORATION
SAFECO	TMA122,032 Canada	April 23, 1958
SAFECO INSURANCE COMPANY
PARTNERSHIP PLUS	1,712,077 United States	September 1, 1992
SAFECO INSURANCE COMPANY OF AMERICA
SAFECO INVESTOR NEWS	2,781,966 United States	November 11, 2003
THE OHIO CASUALTY INSURANCE COMPANY
OHIO CASUALTY GROUP	2,888,465 United States	September 28, 2004

Pending Marks

Mark	Application No.	Application Date
LIBERTY MUTUAL AGENCY CORPORATION
ONBOARD ADVISOR	77,558,778	August 29, 2008
ONBOARD ADVISOR (LOGO)	77,719,627	April 22, 2009
ONBOARD ADVISOR (LOGO)	77,719,646	April 22, 2009
P.A.R.I.S.	77,605,192	October 31, 2008
VIRTUAL PRODUCER	85,002,710	March 31, 2010
SAFECO CORPORATION
SAFECO	46149 Bermuda	October 10, 2006
SAFECO	46150 Bermuda	October 10, 2006
SAFECO	1,490,724 India	September 25, 2006
SAFECO	1,494,098 India	October 6, 2006

Mark	Application No.	Application Date
SAFECO	1101877 Mexico	July 2, 2010
SAFECO	T0619727G Singapore	September 21, 2006
SAFECO	T0620038C Singapore	September 26, 2006

Common Law Marks

Mark
LIBERTY MUTUAL AGENCY CORPORATION
AGE-FAVORED
AGENTS’ INTERACTIVE COMMUNITY
AMERICA FIRST
AMERICA FIRST INSURANCE
AMERICA FIRST INSURANCE COMPANY
AT YOUR SERVICE
BETTER TOGETHER
BRICKS & CLICKS
BUILDING BUSINESS SKILLS THROUGH VOLUNTEERISM
BUSINESSOWNERS PLUS
COLORADO CASUALTY
COLORADO CASUALTY INSURANCE COMPANY
COMLINE
COMMERCIAL IQ SMART RISK
COMMUNITY BUILD
CSTAR
DRIVING SMART
FIREFREE
FIT4WORK

Mark
FUEL ADVISOR
GOLD SERVICE
GOLDEN EAGLE
GOLDEN EAGLE INSURANCE
GOLDEN TARGET MARKETS
GOLDEN TENANTS
HOME NO TOUCH
INDIANA INSURANCE
INSTANT INCENTIVES
INSURANCE ADVISOR
INSURANCE CHECK UP
INSUREPAY
IT’S GOOD TO BE GOLDEN
MAP
MAPANALYST
MOBILE ADVISOR
MONTGOMERY INSURANCE
PARENTING FOR PREVENTION
PEERLESS INSURANCE
PERFORMANCE ADVISOR
PERFORMANCE THAT FUELS THE BOTTOM LINE
PERSONAL IQ SMART RISK
PRESIDENT’S GUARANTEE

Mark
PROFIT PLUS
SITEBUILDER
SMARTNAV
SPECIALTY AUTO
STRENGTH THROUGH PARTNERSHIPS
STRENGTHENING AMERICA’S NEIGHBORHOODS
SURETY ONLINE
THE ASSET COLUMN
THE CHOICE PROGRAM
THE I DIFFERENCE
THE INSURANCE PEOPLE
THE MONTGOMERY ADVANTAGE
THE MONTGOMERY ADVANTAGE COMMERCIAL SERIES
THE PAPER TRAIL
THE PROFESSIONAL EDGE
THE SAFETY ADVANTAGE NETWORK
VESTED IN OUR AGENTS’ SUCCESS
WHAT’S RIGHT
WOMEN & MONEY

Mark
OHIO CASUALTY INSURANCE COMPANY, THE
OC
OC OHIO CASUALTY CORPORATION
OCG
OHIO CASUALTY
OHIO CASUALTY CORPORATION
SAFECO INSURANCE COMPANY OF AMERICA
ENHANCED SAFECO OPTIMUM PACKAGE
SAFECO CHANGE AGENTS
SAFECO ESSENTIAL
SAFECO FLEXIBLE LIMIT ENDORSEMENT
SAFECO NEW QUALITY PLUS
SAFECO OPTIMUM
SAFECO OPTIMUM PACKAGE PLUS
SAFECO PACKAGE ADVANTAGE
SAFECO PLAZA
THE NEW SAFECO OPTIMUM PACKAGE

Domain Names
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